Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Quarter Ended March 31,
(In Millions, Except Per Share Amounts)	2015	2014
REVENUES:
Timber	$192	$192
Real Estate	109	23
Manufacturing	94	90
Energy and Natural Resources	8	9
Other	3	3
Total Revenues	406	317

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	139	138
Real Estate	89	10
Manufacturing	83	79
Energy and Natural Resources	2	2
Other	2	3
Total Cost of Goods Sold	315	232
Selling, General and Administrative	33	29
Total Costs and Expenses	348	261

Other Operating Income (Expense), net	3	1

Operating Income	61	57

Earnings from Unconsolidated Entities	22	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	27
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	41	41

Income before Income Taxes	42	30

Provision (Benefit) for Income Taxes	—	—

Net Income	$42	$30

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.24	$0.17
Net Income per Share – Diluted	$0.24	$0.17

Weighted-Average Number of Shares Outstanding
– Basic	175.9	177.0
– Diluted	176.2	177.3

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$23	$15
Equity Earnings (Loss) from Real Estate Development Ventures	(1)	(1)
Earnings from Unconsolidated Entities	$22	$14

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	March 31, 2015	December 31, 2014
ASSETS
Current Assets:
Cash and Cash Equivalents	$94	$92
Accounts Receivable	47	38
Inventories	59	61
Deferred Tax Asset	6	6
Assets Held for Sale	54	98
Other Current Assets	15	15
	275	310

Timber and Timberlands, net	3,958	4,009
Minerals and Mineral Rights, net	288	289
Property, Plant and Equipment, net	118	120
Equity Investment in Timberland Venture	210	217
Equity Investment in Real Estate Development Ventures	125	126
Deferred Tax Asset	23	23
Investment in Grantor Trusts (at Fair Value)	48	48
Other Assets	41	45
Total Assets	$5,086	$5,187

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$439	$439
Line of Credit	56	95
Accounts Payable	32	27
Interest Payable	34	22
Wages Payable	12	31
Taxes Payable	10	10
Deferred Revenue	16	23
Other Current Liabilities	10	10
	609	657

Long-Term Debt	1,976	1,976
Note Payable to Timberland Venture	783	783
Other Liabilities	100	100
Total Liabilities	3,468	3,516

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 175.6 at March 31, 2015 and 175.9 at December 31, 2014	2	2
Additional Paid-In Capital	2,959	2,955
Retained Earnings (Accumulated Deficit)	(306)	(271)
Treasury Stock, at Cost, Common Shares – 28.7 at March 31, 2015 and 28.3 at December 31, 2014	(1,013)	(992)
Accumulated Other Comprehensive Income (Loss)	(24)	(23)
Total Stockholders’ Equity	1,618	1,671
Total Liabilities and Stockholders’ Equity	$5,086	$5,187

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended March 31,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$42	$30
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	33	32
Basis of Real Estate Sold	83	6
Earnings from Unconsolidated Entities	(22)	(14)
Distributions from Timberland Venture	30	28
Working Capital Changes	(16)	(25)
Other	1	—
Net Cash Provided By (Used In) Operating Activities	151	57

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(14)	(16)
Timberlands Acquired	—	—
Contributions to Real Estate Development Ventures	(2)	(4)
Distributions from Real Estate Development Ventures	2	—
Sales/(Purchases) of Marketable Securities, net	1	—
Net Cash Provided By (Used In) Investing Activities	(13)	(20)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(77)	(78)
Borrowings on Line of Credit	58	283
Repayments on Line of Credit	(97)	(570)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	(21)	(2)
Net Cash Provided By (Used In) Financing Activities	(136)	(366)

Increase (Decrease) In Cash and Cash Equivalents	2	(329)
Cash and Cash Equivalents:
Beginning of Period	92	433

End of Period	$94	$104

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended March 31,
(In Millions)	2015	2014
Revenues:
Northern Resources	$70	$77
Southern Resources	128	123
Real Estate	109	23
Manufacturing	94	90
Energy and Natural Resources	8	9
Other	3	3
Eliminations	(6)	(8)
Total Revenues	$406	$317

Operating Income (Loss):
Northern Resources	$13	$16
Southern Resources	31	31
Real Estate	19	12
Manufacturing	9	9
Energy and Natural Resources	5	6
Other (A)	(1)	(1)
Other Costs and Eliminations, net	(16)	(17)
Total Operating Income	$60	$56

Adjusted EBITDA by Segment: (B)
Northern Resources	$20	$24
Southern Resources	51	49
Real Estate	102	18
Manufacturing	12	12
Energy and Natural Resources	7	8
Other	(1)	(1)
Other Costs and Eliminations, net	(16)	(17)
Total	$175	$93

(A) For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures of $1 million for each of the periods ended March 31, 2015 and March 31, 2014 is included in Operating Income (Loss) for the Other Segment.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23				$23
Pulpwood	$/Ton Stumpage	$13				$13
Northern Resources
Sawlog	$/Ton Delivered	$86				$86
Pulpwood	$/Ton Delivered	$48				$48

Lumber (1)	$/MBF	$534				$534
Plywood (1)	$/MSF	$504				$504
Fiberboard (1)	$/MSF	$687				$687

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,527				1,527
Pulpwood	1,000 Tons	2,095				2,095
Total Harvest		3,622	—	—	—	3,622
Northern Resources
Sawlog	1,000 Tons	570				570
Pulpwood	1,000 Tons	460				460
Total Harvest		1,030	—	—	—	1,030

Lumber	MBF	36,083				36,083
Plywood	MSF	47,530				47,530
Fiberboard	MSF	54,053				54,053

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22	$23	$22
Pulpwood	$/Ton Stumpage	$12	$12	$12	$13	$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86	$86	$85
Pulpwood	$/Ton Delivered	$43	$41	$46	$45	$44

Lumber (1)	$/MBF	$573	$594	$579	$556	$576
Plywood (1)	$/MSF	$451	$468	$498	$507	$483
Fiberboard (1)	$/MSF	$678	$675	$677	$673	$676

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644	1,657	6,470
Pulpwood	1,000 Tons	2,054	2,159	2,395	2,675	9,283
Total Harvest		3,604	3,778	4,039	4,332	15,753
Northern Resources
Sawlog	1,000 Tons	667	499	595	549	2,310
Pulpwood	1,000 Tons	470	248	430	427	1,575
Total Harvest		1,137	747	1,025	976	3,885

Lumber	MBF	37,703	39,697	40,445	36,020	153,865
Plywood	MSF	39,188	37,620	46,693	43,323	166,824
Fiberboard	MSF	50,681	54,831	48,810	49,704	204,026

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,060				2,060
Large Non-strategic	—				—
Conservation (1)	121,160				121,160
HBU/Recreation	8,010				8,010
Development Properties	—				—
Conservation Easements	n/a				n/a
	131,230	—	—	—	131,230
Price per Acre
Small Non-strategic	$1,335				$1,335
Large Non-strategic	$—				$—
Conservation	$728				$728
HBU/Recreation	$2,210				$2,210
Development Properties	$—				$—
Conservation Easements	$—				$—

Revenue, ($ millions)
Small Non-strategic	$3				$3
Large Non-strategic	$—				$—
Conservation	$88				$88
HBU/Recreation	$18				$18
Development Properties	$—				$—
Conservation Easements	$—				$—
	$109	$—	$—	$—	$109

Basis of Real Estate Sold (2)	$83				$83
	2014
	1st Qtr	2nd Qtr (3)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245	545	30,465
Large Non-strategic (4)	—	—	—	22,920	22,920
Conservation (1)	3,415	11,875	2,455	48,270	66,015
HBU/Recreation	4,125	31,530	25,775	3,185	64,615
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	10,575	67,045	31,475	74,920	184,015
Price per Acre
Small Non-strategic	$1,325	$790	$1,030	$1,300	$880
Large Non-strategic	$—	$—	$—	$2,845	$2,845
Conservation	$1,685	$635	$1,230	$950	$945
HBU/Recreation	$2,200	$1,485	$2,445	$2,545	$1,965
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$340	$300	$—	$—	$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3	$1	$27
Large Non-strategic	$—	$—	$—	$65	$65
Conservation	$6	$8	$3	$46	$63
HBU/Recreation	$9	$46	$63	$8	$126
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$4	$4	$—	$—	$8
	$23	$77	$69	$120	$289

Basis of Real Estate Sold (2)	$6	$25	$29	$69	$129

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1)	During the first quarter of 2015, the company sold 117,400 acres in Montana for $85.1 million. During the fourth quarter of 2014, the company sold 47,800 acres in Washington for $45.6 million.

(2)
Includes $71.8 million in the first quarter of 2015 for a 117,400 acre sale located in Montana. Also includes $50 million in the fourth quarter of 2014 for a 47,800 acre sale located in Washington, $4 million in the fourth quarter of 2014 for a 7,735 acre sale located in Oregon and $11.5 million in the fourth quarter of 2014 for a 15,185 Large Non-strategic sale located in Alabama. Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin.

(3) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million, and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

(4) During the fourth quarter of 2014, the company sold 15,185 acres of Large Non-strategic lands located in Alabama for $36.2 million and 7,735 acres of Large Non-strategic lands located in Oregon for $29.0 million.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings (Loss) from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Quarter Ended March 31, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$13	$7	$—	$20
Southern Resources	31	20	—	51
Real Estate	19	—	83	102
Manufacturing	9	3	—	12
Energy and Natural Resources	5	2	—	7
Other	(1)	—	—	(1)
Other Costs and Eliminations	(19)	—	—	(19)
Other Unallocated Operating Income (Expense), net	3	—	—	3
Total	$60	$32	$83	$175

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	23
Interest Expense	(41)
(Provision) Benefit for Income Taxes	—
Net Income	$42

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$151
Interest Expense				41
Amortization of Debt Costs				(1)
Provision (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(30)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				16
Other				(1)
Adjusted EBITDA				$175

(1) Includes Equity Earnings (Loss) from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($0) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended March 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$16	$8	$—	$24
Southern Resources	31	18	—	49
Real Estate	12	—	6	18
Manufacturing	9	3	—	12
Energy and Natural Resources	6	2	—	8
Other	(1)	—	—	(1)
Other Costs and Eliminations	(18)	—	—	(18)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$56	$31	$6	$93

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	15
Interest Expense	(41)
(Provision) Benefit for Income Taxes	—
Net Income	$30

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$57
Interest Expense				41
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(28)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				25
Other				—
Adjusted EBITDA				$93

(1) Includes Equity Earnings (Loss) from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($0) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.